UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) May 7, 2009

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Press release of Corning Incorporated (the “Company”) dated May 7, 2009 relating to the Notes (defined below) is furnished herewith as Exhibit 99.1. The information in the attached press release is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events

Corning Incorporated Notes Offering.

On May 7, 2009, the Company offered and sold $250,000,000 aggregate principal amount of 6.625% Notes due 2019 (the “2019 Notes”) and $100,000,000 aggregate principal amount of 7.000% Notes due 2024 (the “2024 Notes” and, together with the 2019 Notes, the “Notes”). J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. were the joint book-running managers for the offering of the Notes.

The public offering price was 99.992% of the principal amount of the 2019 Notes and 99.085% of the principal amount of the 2024 Notes. The Company is expected to receive net proceeds, after deducting underwriting discounts and estimated offering expenses, of approximately $346,290,000, and intends to use such net proceeds for general corporate purposes.

The Notes were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) and Pricing Agreement (the “Pricing Agreement”), each dated May 7, 2009, and each between the Company and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein, under the Company’s effective automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-155803), filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2008. The Company has filed with the SEC a prospectus supplement, dated May 7, 2009, together with the accompanying prospectus, dated December 1, 2008, relating to the offer and sale of the Notes.

The closing of the sale of the Notes occurred on May 12, 2009. The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of November 8, 2000, between the Company and The Bank of New York Mellon Trust Company, N.A. (successor to J.P. Morgan Chase Bank, N.A., formerly The Chase Manhattan Bank), as Trustee, and the Officers’ Certificate of the Company dated May 12, 2009, pursuant to Sections 201 and 301 of the Indenture.

The above description of the Underwriting Agreement, the Pricing Agreement, the Indenture, the Notes and the Officers’ Certificate is qualified in its entirety by reference to the Underwriting Agreement, the Pricing Agreement, the Indenture, the Officers’ Certificate and the forms of the Notes. Each of the Underwriting Agreement, the Pricing Agreement, the form of the 2019 Note, the form of the 2024 Note, and the Officers’ Certificate is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 1.2, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively. The Indenture was filed with the SEC on March 15, 2001 with the Company’s previous Form S-3 (File number 333-57082) and is incorporated by reference in the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement dated May 7, 2009, among the Company and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. as representatives of the several Underwriters (excluding exhibits thereto).

1.2	Pricing Agreement dated May 7, 2009, among the Company and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as representatives of the several Underwriters.

4.1	Officers’ Certificate of the Company dated May 12, 2009, pursuant to Sections 201 and 301 of the Indenture dated as of November 8, 2000, between the Company and The Bank of New York Mellon Trust Company, N.A. ( successor to J.P. Morgan Chase Bank, N.A., formerly The Chase Manhattan Bank), as Trustee (excluding exhibits thereto) relating to the Notes.

4.2	Form of the 2019 Note.

4.3	Form of the 2024 Note.

5.1	Opinion of Vincent P. Hatton, Senior Vice President and General Counsel of the Company dated May 12, 2009, pursuant to Section 7(c) of the Underwriting Agreement.

99.1	Press Release dated May 7, 2009, issued by the Company relating to the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNING INCORPORATED
Registrant

Date: May 12, 2009	By	/s/ DENISE A. HAUSELT
Denise A. Hauselt
Secretary

Index to Exhibits

(d)	Exhibits

1.1	Underwriting Agreement dated May 7, 2009, among the Company and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. as representatives of the several Underwriters (excluding exhibits thereto).

1.2	Pricing Agreement dated May 7, 2009, among the Company and J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as representatives of the several Underwriters.

4.1	Officers’ Certificate of the Company dated May 12, 2009, pursuant to Sections 201 and 301 of the Indenture dated as of November 8, 2000, as supplemented, between the Company and The Bank of New York Mellon Trust Company, N.A. (successor to J.P. Morgan Chase Bank, N.A., formerly The Chase Manhattan Bank), as Trustee (excluding exhibits thereto) relating to the Notes.

4.2	Form of the 2019 Note.

4.3	Form of the 2024 Note.

5.1	Opinion of Vincent P. Hatton, Senior Vice President and General Counsel of the Company dated May 12, 2009, pursuant to Section 7(c) of the Underwriting Agreement.

99.1	Press Release dated May 7, 2009, issued by the Company relating to the Notes.